Exhibit 99.6

News from Great Lakes Dredge & Dock Corporation
For further information contact: Katie Hayes, Investor Relations @ 630-574-3772

GREAT LAKES DREDGE & DOCK CORPORATION

ANNOUNCES EXECUTIVE MANAGEMENT CHANGES

Oak Brook, Illinois – September 7, 2010 – Great Lakes Dredge & Dock Corporation (NASDAQ:GLDD)– the largest provider of dredging services in the United States and a major provider of commercial and industrial demolition services – today announced changes to its executive management effective immediately. Douglas B. Mackie, President and Chief Executive Officer, has decided with the Board of Directors to resign his positions and become Chairman Emeritus and Senior Advisor to the Company. Mr. Mackie will remain a director of Great Lakes.

The Board has appointed Jonathan Berger as Chief Executive Officer of the Company. Mr. Berger has served as a member of the Company’s Board of Directors since December 2006 and served as Chair of the Audit Committee. Mr. Berger will remain a director, but will no longer serve on the Audit Committee.

Mr. Berger was a Partner in KPMG’s Corporate Finance practice from 1991 thru 1999 and was a Managing Director and Co-head of Navigant Consulting, Inc. (NYSE:NCI) Corporate Finance practice from 2001 to 2009. Currently, Mr. Berger is a Director and Chair of the Audit and Compensation Committees of Boise, Inc. (NYSE:BZ). He is a Certified Public Accountant and holds an MBA from Emory University.

Deborah A. Wensel, Senior Vice President, Chief Financial Officer and Treasurer, also has decided with the Board of Directors to resign her positions. Ms. Wensel will assist in the transition as a consultant to the Company through the end of the year.

The Board has appointed Bruce J. Biemeck as President and Chief Financial Officer. Mr. Biemeck has served as a member of the Company’s Board of Directors since December 2006 and most recently served as Lead Director, Chair of the Compensation Committee and a member of the Audit Committee and Nominating and Corporate Governance committee. Mr. Biemeck will remain a director, but will no longer serve as Lead Director or on any Board committees.

Mr. Biemeck has deep institutional knowledge of Great Lakes’ business, having served as the Company’s Senior Vice President, Chief Financial Officer and Treasurer from 1991 to 1999. Since 1999, Mr. Biemeck has been a private real estate investor and developer and has acted as an independent consultant. He received a B.S. from St. Louis University and an M.B.A. from the University of Chicago. He is a Certified Public Accountant.

Commentary

Newly appointed CEO and Director Jonathan Berger commented, “With these changes, Great Lakes is poised to take advantage of market opportunities and execute on the strategic plan being developed by the Board and Management. With these moves we have been able to provide experienced, familiar leadership, while enhancing management with strong skills in strategic planning and mergers and acquisitions to grow Great Lakes. We recognize the strong and steady leadership Mr. Mackie has provided this Company over the last 15 years. Under his leadership, Great Lakes has experienced growth in revenue and profits, grown its fleet to respond to market needs and enhanced the Company’s safety record. Doug led the transition of the Company to private equity ownership in the 1980s as well as back to public ownership in 2006. In the early 1990s, Doug’s foresight led Great lakes to expand into foreign dredging markets, which have accounted for over 20% of annual revenues over the last five years. This has proven to help immensely with the cyclical nature of the domestic dredging markets. We are pleased Doug has agreed to stay active with the Company as a senior advisor and Board member for Great Lakes and look forward to continuing to work with him.

Mr. Berger continued. “I also thank Deb for her many contributions to the Company while serving as CFO since 1999 and previously, in increasingly responsible financial roles. During her years of service, Deb effectively managed the Company’s finances, including the administration, successful negotiation and financing of numerous transactions, through both private equity ownership and the transition back to public ownership through its 2006 initial public offering and listing on NASDAQ. We wish her well in the next stage of her career and look forward to working with her in the coming months during our transition.”

Doug Mackie stated, “I am grateful to the employees of Great Lakes, who through their dedication and efforts, have helped make our growth and leadership the pride of the industry. I have great confidence in the new management team and look forward to working with them in an advisory capacity to meet our goals for the future.”

Mr. Berger concluded, “Great Lakes recently announced a strong first half with the expectation for full year results which exceed 2009 results. We have experienced solid results in recent periods, reduced debt and generated cash which will provide for future plans and needs for our dredging and demolition operations, as well as enhance our ability to finance expansion. Our strategic vision remains to seek growth opportunities in our existing businesses as well as outside of our existing business base. Our new management team will serve a critical role in executing our strategic plan that is being developed to meet our growth objectives. Our team looks forward to exploring future growth opportunities both inside and outside our core markets.”

Conference Call Information

The Company will conduct a conference call to discuss the executive management changes, which will be held Wednesday, September 8th at 10:00 a.m. C.D.T. The call in number is 866-314-5232 and passcode is 27303656. The call can also be heard on the Company’s website, www.gldd.com under Events and Presentations on the investor relations page. Information related to the conference call will also be available on the investor relations page of the Company’s website. The conference call will be available by replay for two weeks, by calling 888-286-8010 and providing passcode 56413875.

The Company

Great Lakes Dredge & Dock Corporation is the largest provider of dredging services in the United States and the only U.S. dredging company with significant international operations, averaging 30% of its dredging revenues over the last three years. The Company is also one of the largest U.S. providers of commercial and industrial demolition services. Additionally, the Company owns a 50% interest in a marine sand mining operation in New Jersey which supplies sand and aggregate used for road and building construction. Great Lakes has a 120-year history of never failing to complete a marine project and owns the largest and most diverse fleet in the U.S. industry, comprised of over 180 specialized vessels.

Cautionary Note Regarding Forward-Looking Statements

Certain statements in this press release may constitute “forward-looking” statements as defined in Section 27A of the Securities Act of 1933 (the “Securities Act”), Section 21E of the Securities Exchange Act of 1934 (the “Exchange Act”), the Private Securities Litigation Reform Act of 1995 (the “PSLRA”) or in releases made by the Securities and Exchange Commission (“SEC”), all as may be amended from time to time. Such forward-looking statements involve known and unknown risks, uncertainties and other important factors that could cause the actual results, performance or achievements of Great Lakes Dredge & Dock Corporation and its subsidiaries, or industry results, to differ materially from any future results, performance or achievements expressed or implied by such forward-looking statements. Statements that are not historical fact are forward-looking statements. Forward-looking statements can be identified by, among other things, the use of forward-looking language, such as the words “plan,” “believe,” “expect,” “anticipate,” “intend,” “estimate,” “project,” “may,” “will,” “would,” “could,” “should,” “seeks,” or “scheduled to,” or other similar words, or the negative of these terms or other variations of these terms or comparable language, or by discussion of strategy or intentions. These cautionary statements are being made pursuant to the Securities Act, the Exchange Act and the PSLRA with the intention of obtaining the benefits of the “safe harbor” provisions of such laws. Great Lakes cautions investors that any forward-looking statements made by Great Lakes are not guarantees or indicative of future performance. Important assumptions and other important factors that could cause actual results to differ materially from those forward-looking statements with respect to Great Lakes include, but are not limited to, risks associated with Great Lakes leverage, fixed price contracts, dependence on government contracts and funding, bonding requirements and obligations, international operations, government regulation, restrictive debt covenants and fluctuations in quarterly operations, and those factors, risks and uncertainties that are described in Item 1A of its Annual Report on Form 10-K for the year ended December 31, 2009, and in other securities filings by Great Lakes with the SEC.

Although Great Lakes believes that its plans, intentions and expectations reflected in or suggested by such forward-looking statements are reasonable, actual results could differ materially from a projection or assumption in any forward-looking statements. Great Lakes future financial condition and results of operations, as well as any forward-looking statements, are subject to change and inherent risks and uncertainties. The forward-looking statements contained in this press release are made only as of the date hereof and Great Lakes does not have or undertake any obligation to update or revise any forward-looking statements whether as a result of new information, subsequent events or otherwise, unless otherwise required by law.